UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2014

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive Spring, Texas	77389
(Address of principal executive offices)	(Zip Code)

(832) 796-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 23, 2014, Southwestern Energy Company (the “Company”) filed a Current Report on Form 8-K (the “Closing Report”) to report that a subsidiary of the Company completed the acquisition of certain oil and gas assets from a subsidiary of Chesapeake Energy Corporation covering approximately 413,000 net acres in West Virginia and southwest Pennsylvania targeting natural gas, natural gas liquids and crude oil contained in the Upper Devonian, Marcellus and Utica Shales for approximately $4.975 billion, subject to customary closing adjustments (the “Acquisition”).

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Closing Report to provide financial statements for the properties acquired (the “West Virginia and Southwest Pennsylvania Properties”) and the pro forma financial information required by Item 9.01 of  Form 8-K. No other modifications to the Closing Report are being made by this Amendment. This Amendment should be read in connection with the Closing Report, which provides a more complete description of the Acquisition.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Statements of Revenues and Direct Operating Expenses of the West Virginia and Southwest Pennsylvania Properties for the three years ended December 31, 2013 (audited) and for the nine months ended September 30, 2014 and 2013 (unaudited), together with the related notes to the financial statements and the accompanying Independent Auditor’s Report, are set forth in Exhibit 99.1 and incorporated by reference herein.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2014 and for the year ended December 31, 2013 and the nine months ended September 30, 2014 together with the related notes to the financial information, each showing the pro forma effect of the Acquisition, are set forth in Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Statements of Revenues and Direct Operating Expenses of the West Virginia and Southwest Pennsylvania Properties for the three years ended December 31, 2013 (audited) and for the nine months ended September 30, 2014 and 2013 (unaudited).
99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2014 and for the nine months ended September 30, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: January 6, 2015	By:	/s/ R. CRAIG OWEN
	Name:	R. Craig Owen
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Statements of Revenues and Direct Operating Expenses of the West Virginia and Southwest Pennsylvania Properties for each of the three years ended December 31, 2013 (audited) and for the nine months ended September 30, 2014 and 2013 (unaudited).
99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2014 and for the nine months ended September 30, 2014 and the year ended December 31, 2013.